SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of earliest event reported: February 19, 2009
QLT INC.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	000-17082	N/A

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
887 Great Northern Way, Suite 101, Vancouver, B.C. Canada, V5T 4T5
(Address of Principal Executive Offices) (Zip Code)
(604) 707-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS & EXHIBITS
SIGNATURES
EX-99.1

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On February 19, 2009, QLT Inc. reported its financial results for the fourth quarter ending December 31, 2008 and full year 2008 as well as issued its guidance for 2009.
     The full text of the press release announcing such results is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
ITEM 9.01 FINANCIAL STATEMENTS & EXHIBITS
     c) Exhibits
     Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Number	Description

99.1	Press Release dated February 19, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLT INC.

Date: February 19, 2009	By:	/s/ Cameron Nelson

	Name:	Cameron Nelson
	Title:	Vice President, Finance and Chief Financial Officer